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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 2003

                               -------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

            DELAWARE                                      13-0853260
----------------------------------                --------------------------
  (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
        OF INCORPORATION)                           IDENTIFICATION NUMBER)

         115 RIVER ROAD
      EDGEWATER, NEW JERSEY                                  07020
----------------------------------                      --------------
      (ADDRESS OF PRINCIPAL                               (ZIP CODE)
       EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 11,
"TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS").

On May 19, 2003, Hanover Direct, Inc. (the "Company") issued a Notice of Blackout Period to its directors and executive officers (the "Notice") announcing a blackout period commencing on June 13, 2003 and ending the week of August 24, 2003 (the "Blackout Period") because participants in The Company Store Savings and Retirement Plan for Union Employees and The Company Store Money Purchase Pension Plan are prohibited from entering into transactions with respect to Company securities under such plans due to certain changes under such plans. A copy of such Notice is furnished as an exhibit to this Form 8-K.

The information contained in this Item 5 is being furnished pursuant to "Item 11, Temporary Suspension of Trading Under Registrant's Employee Benefit Plans" of Form 8-K at this time due to the imminent commencement of the Blackout Period and will also be provided under Item 5 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 28, 2003 on or about August 12, 2003 in accordance with Release No. 33-8216 of the Securities and Exchange Commission.

EXHIBITS

Exhibit 99.1 Notice of Blackout Period, dated May 19, 2003, to Directors and Executive Officers of Hanover Direct, Inc.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HANOVER DIRECT, INC.
                                           -------------------------------------
                                                        (Registrant)

May 19, 2003                               By:    /s/ Brian C. Harriss
                                           -------------------------------------
                                           Name:  Brian C. Harriss
                                           Title: Executive Vice President --
                                                  Human Resources & Legal